Exhibit 99.2

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Six Months Ended June 30, 2004

Date of Issuance July 28, 2004

All dollar amounts shown in this report are in U.S. dollars unless otherwise noted.
This Supplemental Information is neither an offer to sell nor a solicitation to buy any securities of FelCor. Any offers to sell or solicitations to buy any securities of FelCor shall be made by means of a prospectus.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Six Months Ended June 30, 2004

This supplement contains registered trademarks owned or licensed by companies other than us, which may include, but are not limited to, Candlewood Suites®, Courtyard by Marriott®, Crowne Plaza®, Disneyland®, Doubletree®, Doubletree Guest Suites®, Embassy Suites Hotels®, Fairfield Inn®, Four Points® by Sheraton, Hampton Inn®, Harvey Hotel®, Harvey Suites®, Hilton®, Hilton Grand Vacations Company®, Hilton Suites®, Holiday Inn®, Holiday Inn & Suites®, Holiday Inn Express®, Holiday Inn Express & Suites®, Holiday Inn Select®, Homewood Suites® by Hilton, InterContinental®, Priority Club®, Sheraton®, Sheraton Suites®, St. Regis®, Staybridge Suites®, The Luxury Collection®, W®, Walt Disney World®, Worlds of Fun®, Westin®, and Wyndham®.

With the exception of historical information, the matters discussed in this supplement include “forward looking statements” within the meaning of the federal securities laws. Forward looking statements are not guarantees of future performance. Numerous risks and uncertainties, and the occurrence of future events, may cause actual results to differ materially from those currently anticipated. General economic conditions, including the continuation and magnitude of the current recovery in the economy, the realization of anticipated job growth, the impact of U.S. military involvement in the Middle East and elsewhere, future acts of terrorism, the impact on the travel industry of increased security precautions, the availability of capital, the ability to effect sales of non-strategic hotels at anticipated prices, and numerous other factors may affect future results, performance and achievements. Certain of these risks and uncertainties are described in greater detail in our filings with the Securities and Exchange Commission. Although we believe our current expectations to be based upon reasonable assumptions, we can give no assurance that our expectations will be attained or that actual results will not differ materially.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Six Months Ended June 30, 2004

CORPORATE DATA
About the Company

In 1994, FelCor Lodging Trust Incorporated went public as a real estate investment trust (REIT) with six hotels and a market capitalization of $120 million. At June 30, 2004, FelCor was the nation’s second largest lodging REIT and the owner of the largest number of full service, all-suite hotels in the U.S. FelCor’s portfolio was comprised of 154 consolidated hotels, including 153 hotels in continuing operations and one hotel that was “held for sale” and included in discontinued operations. For the 153 hotels included in continuing operations, the operating revenues and expenses are reflected in FelCor’s consolidated statements of operations because of our ownership of the operating lessees of these hotels. FelCor also owned 50 percent joint venture interests in the operating lessees of four hotels whose operations are accounted for using the equity method. FelCor owned 71 full service, all-suite hotels, and was the largest owner of Embassy Suites Hotels and independently owned Doubletree Guest Suites hotels. FelCor’s portfolio also included 72 hotels in the upscale and full service segments. The Company’s hotels were located in 33 states and Canada. FelCor had a market capitalization of approximately $3.0 billion at June 30, 2004.

Strategy

FelCor’s hotels are generally managed by the brand owners such as Hilton Hotels Corporation, InterContinental Hotels Group, and Starwood Hotels & Resorts. FelCor is competitively positioned to deliver superior long-term stockholder returns through its strong management team, diversified upscale and full-service hotels, and strategic brand manager alliances.

Stock and Debt Ratings

	Senior Unsecured Debt	Preferred Stock
Moody’s	B1	B3
Standard & Poors	B-	CCC

Stock Exchange Listing
Common Stock (NYSE: FCH)
$1.95 Series A Cumulative Convertible Preferred Stock (NYSE: FCHPRA)
9% Series B Cumulative Redeemable Preferred Stock (NYSE: FCHPRB)

Fiscal Year End
December 31

Number of employees
65

Corporate Headquarters
545 E. John Carpenter Frwy., Suite 1300
Irving, TX 75062
(972) 444-4900

Investor Relations Contact Stephen A. Schafer Vice President of Investor Relations (972) 444-4912 sschafer@felcor.com	Media Contact Monica L. Hildebrand Vice President of Communications (972) 444-4917 mhildebrand@felcor.com

Information Request
information@felcor.com

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Six Months Ended June 30, 2004

Board of Directors

Donald J. McNamara, Chairman of the Board
Principal, The Hampstead Group

Thomas J. Corcoran, Jr.
President and Chief Executive Officer, FelCor Lodging Trust Incorporated

Melinda J. Bush, C.H.A.
Chairman and Chief Executive Officer, HRW Holdings, LLC

Richard S. Ellwood
President, R.S. Ellwood and Co., Inc.

Richard O. Jacobson
Chairman of the Board, Jacobson Warehouse Company, Inc.

Charles A. Ledsinger, Jr.
President and Chief Executive Officer, Choice Hotels International

Robert H. Lutz, Jr.
President, RL Investments, Inc.

Robert A. Mathewson
President, RGC, Inc.

Richard C. North
Chief Executive Officer, InterContinental Hotels Group

Michael D. Rose
Chairman, Gaylord Entertainment Company

Executive Officers

Thomas J. Corcoran, Jr., President and Chief Executive Officer

Michael A. DeNicola, Executive Vice President and Chief Investment Officer

Lawrence D. Robinson, Executive Vice President, General Counsel and Secretary

Jack Eslick, Senior Vice President, Director of Asset Management

Lester C. Johnson, Senior Vice President, Controller and Principal Accounting Officer

June C. McCutchen, Senior Vice President, Director of Design and Construction

Larry J. Mundy, Senior Vice President, Director of Business Initiatives and Assistant General Counsel

Andrew J. Welch, Senior Vice President and Treasurer

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Six Months Ended June 30, 2004

Equity Research Coverage

Firm	Analyst	Telephone
A.G. Edwards & Sons	Arthur L. Havener	(314) 955-3588

Bear Stearns	Mark Abramson	(212) 272-4305

Calyon Securities	Bryan A. Maher	(212) 408-5649

Deutsche Bank	Marc J. Falcone	(212) 469-7417

Friedman, Billings, Ramsey, & Co.	David Loeb	(703) 469-1289

Green Street Advisors	John Arabia	(949) 640-8780

JPMorgan	Harry C. Curtis	(212) 622-6610

Legg Mason	Rod F. Petrik	(410) 454-4131

Merrill Lynch	David W. Anders/Philippe Marleau	(212) 449-2739

Prudential	James W. Sullivan	(212) 778-2515

Smith Barney Citigroup	Michael J. Rietbrock	(212) 816-0215

UBS	William B. Truelove	(212) 713-3098

Wachovia Securities	Jeffrey J. Donnelly	(617) 603-4262

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Six Months Ended June 30, 2004

FINANCIAL HIGHLIGHTS

Supplemental Financial Data
(in thousands, except per share information, ratios and percentages)

	June 30,	December 31,
Total Enterprise Value	2004	2003
Common shares outstanding	59,423	59,120
Units not held by FelCor	3,033	3,034

Combined shares and units	62,456	62,154
Common stock price at end of period	$12.10	$11.08

Common equity capitalization	$755,718	$688,666
Series A preferred stock	256,600	149,512
Series B preferred stock	169,395	169,395
Consolidated debt	1,872,795	2,037,355
Minority interest share of consolidated debt	(26,784)	(25,153)
Pro rata share of unconsolidated debt(c)	105,180	106,899
Cash and cash equivalents	(148,146)	(246,036)

Total enterprise value(TEV)	$2,984,758	$2,880,638

TEV per room(a)	$75	$69
Pro rata rooms owned	39,897	41,460
Dividends Per Share
Dividends declared (quarter ended):
Common	$—	$—
Series A preferred stock	0.4875	0.4875
Series B preferred stock (depository shares)	0.5625	0.5625
Selected Balance Sheet Data
Investment in hotels, at cost(b)	$4,313,885	$4,234,732
Total cash and cash equivalents	148,146	246,036
Total assets	3,460,802	3,590,893
Total debt	1,872,795	2,037,355
Total stockholders’ equity	1,333,138	1,296,272
Total stockholders equity less preferred equity	907,143	977,365
Book value per common share outstanding	15.27	16.53

(a)	Based on pro rata ownership.

(b)	Investment in hotels, at cost, is defined as consolidated hotel book value (after impairment charges but before accumulated depreciation) plus our pro rata share of unconsolidated investment in hotels before accumulated depreciation.

(c)	Excludes our pro rata share of debt related to the construction of a residential condominium project in Myrtle Beach, South Carolina.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Six Months Ended June 30, 2004

Consolidated Statements of Operations
(in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2004	2003	2004	2003
Revenues:
Hotel operating revenue:
Room	$260,699	$238,347	$504,218	$462,613
Food and beverage	51,875	47,553	98,455	90,637
Other operating departments	16,992	16,043	33,177	31,008
Retail space rental and other revenue	180	236	425	618

Total revenues	329,746	302,179	636,275	584,876

Expenses:
Hotel departmental expenses:
Room	69,322	60,801	134,285	118,354
Food and beverage	40,674	36,511	78,143	71,031
Other operating departments	8,698	7,175	16,879	13,936
Other property related costs	92,549	84,355	183,841	168,048
Management and franchise fees	17,184	15,347	32,751	30,398
Taxes, insurance and lease expense	30,967	31,254	62,154	61,534
Corporate expenses	4,393	3,737	7,779	7,160
Depreciation	30,148	34,317	60,797	67,993

Total operating expenses	293,935	273,497	576,629	538,454

Operating income	35,811	28,682	59,646	46,422
Interest expense, net	(39,737)	(41,007)	(80,857)	(80,826)
Charge-off of deferred financing costs	(3,944)	(2,834)	(4,174)	(2,834)
Loss on early extinguishment of debt	(28,246)	—	(28,246)	—
Gain on swap termination	1,005	—	1,005	—

Loss before equity in income from unconsolidated entities, minority interests and gain on sale of assets	(35,111)	(15,159)	(52,626)	(37,238)
Equity in income from unconsolidated entities	2,691	726	3,673	578
Gain on sale of assets	—	153	—	153
Minority interests	2,312	1,384	3,381	2,511

Loss from continuing operations	(30,108)	(12,896)	(45,572)	(33,996)
Discontinued operations	(1,565)	(7,307)	(6,800)	(7,298)

Net loss	(31,673)	(20,203)	(52,372)	(41,294)
Preferred dividends	(8,970)	(6,728)	(15,696)	(13,454)

Net loss applicable to common stockholders	$(40,643)	$(26,931)	$(68,068)	$(54,748)

Basic and diluted per common share data:
Net loss from continuing operations	$(0.66)	$(0.34)	$(1.04)	$(0.81)

Net loss	$(0.69)	$(0.46)	$(1.15)	$(0.93)

Weighted average common shares outstanding	58,950	58,591	58,952	58,562

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Six Months Ended June 30, 2004

Discontinued Operations
(in thousands)

     Included in discontinued operations are the results of operations of the eight hotels sold in the first and second quarters of 2004, one hotel designated as held for sale at June 30, 2004, and 16 hotels sold in 2003. Condensed financial information for the hotels included in discontinued operations is as follows:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2004	2003	2004	2003
Hotel operating revenue	$5,690	$26,377	$14,776	$51,026
Hotel operating expenses	6,121	25,842	16,082	51,000

Operating income	(431)	535	(1,306)	26
Direct interest costs, net	—	(244)	—	(678)
Gain on the early extinguishment of debt	—	307	—	1,260
Impairment	—	(7,824)	—	(7,824)
Lease termination expense	—	—	(4,900)	—
Loss on sale of assets	(1,214)	(483)	(941)	(483)
Minority interest	80	402	347	401

Loss from discontinued operations	$(1,565)	$(7,307)	$(6,800)	$(7,298)

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Six Months Ended June 30, 2004

Reconciliation of Net Loss to FFO
(in thousands, except per share data)

	Three Months Ended June 30,
	2004			2003
			Per Share			Per Share
	Dollars	Shares	Amount	Dollars	Shares	Amount
Net loss	$(31,673)			$(20,203)
Preferred dividends	(8,970)			(6,728)

Net loss applicable to common stockholders	$(40,643)	58,950	$(0.69)	$(26,931)	58,591	(0.46)
Depreciation from continuing operations	30,148	—	0.51	34,317	—	0.59
Depreciation from unconsolidated entities and discontinued operations	1,870	—	0.03	5,609	—	0.10
Loss on sale of assets	1,214	—	0.02	330	—	0.01
Minority interest in FelCor LP	(2,078)	3,033	(0.02)	(1,493)	3,254	(0.05)
Conversion of options and unvested restricted stock	—	—	—	—	309	—

FFO	$(9,489)	61,983	$(0.15)	$11,832	62,154	$0.19

	Six Months Ended June 30,
	2004			2003
			Per Share			Per Share
	Dollars	Shares	Amount	Dollars	Shares	Amount
Net loss	$(52,372)			$(41,294)
Preferred dividends	(15,696)			(13,454)

Net loss applicable to common stockholders	$(68,068)	58,952	$(1.15)	$(54,748)	58,562	$(0.93)
Depreciation from continuing operations	60,797	—	1.03	67,993	—	1.16
Depreciation from unconsolidated entities and discontinued operations	3,888	—	0.07	10,899	—	0.19
Loss on sale of assets	941	—	0.02	330	—	0.01
Lease termination costs(a)	4,900	—	0.08		—
Minority interest in FelCor LP	(3,485)	3,033	(0.07)	(3,050)	3,271	(0.09)
Conversion of options and unvested restricted stock	—	—	—	—	309	—

FFO	$(1,027)	61,985	$(0.02)	$21,424	62,142	$0.34

(a)	We consider this lease termination cost, associated with the early termination of a lease, to be unusual or non-recurring in accordance with Item 10 of Regulation S-K.

Consistent with SEC guidance, FFO has not been adjusted for the following amounts included in net loss (in thousands):

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2004	2003	2004	2003
Charge off of deferred debt costs	$3,944	$2,834	$4,174	$2,834
Loss (gain) on early extinguishment of debt	28,246	(307)	28,246	(1,260)
Gain on swap termination	(1,005)	—	(1,005)	—
Impairment	—	7,824	—	7,824

	$31,185	$10,351	$31,415	$9,398

Per share amounts	$0.50	$0.17	$0.51	$0.15

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Six Months Ended June 30, 2004

Reconciliation of Net Loss to EBITDA
(in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2004	2003	2004	2003
Net loss	$(31,673)	$(20,203)	$(52,372)	$(41,294)
Depreciation from continuing operations	30,148	34,317	60,797	67,993
Depreciation from unconsolidated entities and discontinued operations	1,870	5,609	3,888	10,899
Loss on sale of assets	1,214	330	941	330
Minority interest in FelCor Lodging LP	(2,078)	(1,493)	(3,485)	(3,050)
Lease termination costs	—	—	4,900	—
Interest expense	40,334	41,561	82,178	81,751
Interest expense from unconsolidated entities and discontinued operations	1,407	2,296	2,727	5,073
Amortization expense	519	564	1,022	1,080

EBITDA	$41,741	$62,981	$100,596	$122,782

Consistent with SEC guidance, EBITDA has not been adjusted for the following amounts included in net loss (in thousands):

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2004	2003	2004	2003
Charge off of deferred debt costs	$3,944	$2,834	$4,174	$2,834
Loss (gain) on early extinguishment of debt	28,246	(307)	28,246	(1,260)
Gain on swap termination	(1,005)	—	(1,005)	—
Impairment	—	7,824	—	7,824

	$31,185	$10,351	$31,415	$9,398

     Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminish predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider supplemental measurements of performance to be helpful in evaluating a real estate company’s operations. We consider Funds From Operations, or FFO, and Earnings Before Interest, Taxes, Depreciation, and Amortization, or EBITDA, to be supplemental measures of a REIT’s performance and should be considered along with, but not as an alternative to, net income as a measure of our operating performance.

     The White Paper on Funds From Operations approved by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT, defines FFO as net income or loss (computed in accordance with generally accepted accounting principles), excluding gains or losses from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect funds from operations on the same basis. FFO and EBITDA are not measures of operating performance under generally accepted accounting principles in the U.S., or GAAP. However, we believe that FFO and EBITDA are helpful to management and investors as supplemental measures of the performance of an equity REIT. We compute FFO in accordance with standards established by NAREIT. This may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than we do.

     FFO and EBITDA should not be considered as alternatives to net income, operating profit, cash flow from operations, or any other operating performance measure prescribed by GAAP. Neither should FFO, FFO per share and EBITDA be considered as measures of our liquidity or indicative of funds available for our cash needs, including our ability to make cash distributions. FFO per share does not measure, and should not be used as a measure of, amounts that accrue directly to the benefit of stockholders.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Six Months Ended June 30, 2004

Hotel Operating Profit
(dollars in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2004	2003	2004	2003
Total revenue	$329,746	$302,179	$636,275	$584,876
Retail space rental and other revenue	(180)	(236)	(425)	(618)

Hotel revenue	329,566	301,943	635,850	584,258
Hotel operating expenses	(228,427)	(204,189)	(445,899)	(401,767)

Hotel operating profit	$101,139	$97,754	$189,951	$182,491

Operating margin	30.7%	32.4%	29.9%	31.2%
Corporate expenses	4,393	3,737	7,779	7,160
Corporate expenses as a percentage of total revenues	1.3%	1.2%	1.2%	1.2%

Hotel Operating Expense Composition
(dollars in thousands)

	Three Months Ended June 30,				Six Months Ended June 30,
	2004		2003		2004		2003
		% of Hotel		% of Hotel		% of Hotel		% of Hotel
		Revenue		Revenue		Revenue		Revenue
Hotel departmental expenses:
Room	$69,322	21.0%	$60,801	20.1%	$134,285	21.1%	$118,354	20.2%
Food and beverage	40,674	12.4	36,511	12.1	78,143	12.3	71,031	12.2
Other operating departments	8,698	2.6	7,175	2.4	16,879	2.7	13,936	3.4

Hotel departmental expense	118,694	36.0	104,487	34.6	229,307	36.1	203,321	34.8

Other property related costs:
Administrative and general	30,715	9.3	28,167	9.3	60,577	9.5	56,678	9.7
Marketing and advertising	28,361	8.6	25,371	8.4	55,594	8.8	50,101	8.6
Repairs and maintenance	17,901	5.5	16,164	5.3	35,813	5.6	32,276	5.5
Energy	15,572	4.7	14,653	4.9	31,857	5.0	28,993	5.0

Total other property related costs	92,549	28.1	84,355	27.9	183,841	28.9	168,048	28.8
Management and franchise fees	17,184	5.2	15,347	5.1	32,751	5.1	30,398	5.2

Hotel operating expenses	$228,427	69.3%	$204,189	67.6%	$445,899	70.1%	$401,767	68.8%

	Three Months		Six Months
	Ended June 30,		Ended June 30,
	2004	2003	2004	2003
Supplemental information:
Compensation and benefits expense (included in hotel operating expenses)	$107,963	$96,649	$210,722	$191,018

Reconciliation of total operating expenses to hotel operating expenses:
Total operating expenses	$293,935	$273,497	$576,629	$538,454
Taxes, insurance and lease expense	(30,967)	(31,254)	(62,154)	(61,534)
Corporate expenses	(4,393)	(3,737)	(7,779)	(7,160)
Depreciation	(30,148)	(34,317)	(60,797)	(67,993)

Hotel operating expenses	$228,427	$204,189	$445,899	$401,767

     Hotel operating profit and operating margin are commonly used non-GAAP measures of performance that we utilize to measure the relative performance of our individual hotels and groups of hotels and give investors a more complete understanding of the operating results over which our individual hotels and operating managers have direct control. We believe that hotel operating profit and operating margin are useful to investors by providing greater transparency with respect to significant measures used by management in its financial and operational decision-making.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Six Months Ended June 30, 2004

Debt Summary
(dollars in thousands)

Debt Outstanding
	Encumbered	Interest Rate At	Maturity	Consolidated
	Hotels	June 30, 2004	Date	Debt
Promissory note	none	3.13%	June 2016	$650
Senior unsecured term notes	none	7.63	Oct. 2007	122,375
Senior unsecured term notes	none	10.00	Sept. 2008	273,386
Senior unsecured term notes	none	9.00	June 2011	298,283
Senior unsecured term notes	none	5.84	June 2011	175,000

Total unsecured debt		8.48		869,694

Mortgage debt(a)	14 hotels	5.01	July 2009-2014	169,490
Mortgage debt	1 hotel	7.23	Sept. 2005	10,934
Mortgage debt(b)	10 hotels	3.63	May 2006	146,393
Mortgage debt	15 hotels	5.86 (c)	Nov. 2007	130,143
Mortgage debt	1 hotel	4.00	August 2008	15,500
Mortgage debt	7 hotels	7.54	April 2009	91,470
Mortgage debt	6 hotels	7.55	June 2009	68,841
Mortgage debt	8 hotels	8.70	May 2010	176,840
Mortgage debt	7 hotels	8.73	May 2010	137,071
Mortgage debt	8 hotels	7.48	April 2011	49,898
Other	1 hotel	9.17	August 2011	6,521

Total secured debt	78 hotels	6.64		1,003,101

Total		7.45%		$1,872,795

(a)	In July 2004, an additional $25 million of this debt was funded and one additional hotel was added as collateral.

(b)	This debt has two one-year extension options.

(c)	Represents the weighted average of fixed-to-floating interest rate swaps at six month LIBOR plus 440 basis points for $100 million and a fixed rate of 7.24% for $32 million.

Our fixed-to-floating interest rate swaps reduced interest expense for the quarter by $1.4 million.

Fixed interest rate debt to total debt	71.4%
Weighted average maturity of debt	5.3 years
Secured debt to total assets	29%

At June 30, 2004, future scheduled debt principal payments are as follows (in thousands):

	Secured	Unsecured
Year	Debt	Debt	Total
2004	$10,709	$—	$10,709
2005	31,697	—	31,697
2006	160,120 (a)	—	160,120
2007	137,781	125,000	262,781
2008	33,486	274,678	308,164
2009 and thereafter	628,284	475,650	1,103,934
Premium/(discount)	1,024	(5,634)	(4,610)

Total debt	$1,003,101	$869,694	$1,872,795

(a)	Included is a $146 million non-recourse mortgage loan maturing in 2006, that has two one-year extension options.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Six Months Ended June 30, 2004

Debt Summary (continued)

     At June 30, 2004, we had unconsolidated 50 percent investments in ventures that owned an aggregate of 20 hotels. These ventures had approximately $210 million of non-recourse mortgage debt, all of which is secured by hotel assets. Our pro rata share of this non-recourse debt is $105 million. Additionally, one joint venture had a full recourse loan for a residential condominium development. Our pro rata share of this recourse loan was $41.2 million at June 30, 2004.

Financing transactions in 2004:

     In March 2004, we elected to terminate our unsecured line of credit arrangement, which is expected to result in a 2004 cost savings of $0.4 million.

     In April 2004, we completed the sale of 4,600,000 shares of our $1.95 Series A Cumulative Convertible Preferred Stock. The shares were sold at a price of $23.79 per share, which included dividends of $0.51 per share accrued through April 5, 2004, resulting in net proceeds of approximately $105 million.

     Through June 30, 2004, we retired $325 million of our 9 1/2% senior notes maturing in 2008 and in July 2004 we retired an additional $115 million.

     In June 2004, we redeemed the full $175 million of our senior notes maturing in October 2004.

     In June 2004, we issued $175 million of Senior Floating Rate Debt maturing in 2011, at an interest rate of LIBOR plus 4.25% and in July we issued an additional $115 million of Senior Floating Debt under the same terms.

     In May 2004, we borrowed $169 million of our secured facility at an average interest rate of 5.01%. In July 2004, we received additional funding of $25 million on this facility.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Six Months Ended June 30, 2004

PORTFOLIO DATA

Portfolio Distribution at June 30, 2004
(153 consolidated hotels included in continuing operations, same store basis)

			% of	% of 2003 Hotel
Brand	Hotels	Rooms	Total Rooms	Operating Profit(b)
Embassy Suites	56	14,279	33%	48%
Holiday Inn-branded	43	13,751	32	24
Sheraton-branded	10	3,269	8	8
Crowne Plaza	15	5,108	12	7
Doubletree-branded	10	2,206	5	6
Other	19	4,117	10	7

			% of	% of 2003 Hotel
Top Markets	Hotels	Rooms	Total Rooms	Operating Profit
Atlanta	12	3,514	8%	7%
Dallas	15	4,724	11	6
San Francisco Bay Area	8	2,690	6	6
Los Angeles Area	6	1,492	3	4
Boca Raton/Ft. Lauderdale	4	1,118	3	4
Orlando	6	2,219	5	4
Chicago	4	1,239	3	4
New Orleans	2	746	2	3
San Diego	1	600	1	3
Minneapolis	4	955	2	3
Houston	8	1,969	5	3
Phoenix	4	1,016	2	3
Philadelphia	3	1,174	3	3

			% of	% of 2003 Hotel
Top Four States	Hotels	Rooms	Total Rooms	Operating Profit
California	19	5,593	13%	17%
Texas	35	9,659	23	15
Florida	16	5,343	13	11
Georgia	14	3,868	9	8

			% of	% of 2003 Hotel
Location	Hotels	Rooms	Total Rooms	Operating Profit
Suburban	69	17,649	41%	40%
Urban	32	9,978	23	27
Airport	30	9,206	22	22
Resort	12	3,677	9	9
Highway	10	2,220	5	2

			% of	% of 2003 Hotel
Segment	Hotels	Rooms	Total Rooms	Operating Profit
Upscale all-suite	71	17,324	40%	56%
Full service	45	14,492	34	26
Upscale	27	9,232	22	17
Limited service	10	1,682	4	1

			% of	% of 2003 Hotel
	Hotels	Rooms	Total Rooms	Operating Profit
Core Hotels	127	35,734	84%	92%
Non-Strategic Hotels(a)	26	6,996	16	8

(a)	Excludes one hotel that met the “held for sale” accounting requirements, and was included in discontinued operations at June 30, 2004.

(b)	Hotel operating profit is more fully described on page 11 of this supplement.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Six Months Ended June 30, 2004

Detailed Operating Statistics by Brand
(153 consolidated hotels included in continuing operations, same store basis)

	Occupancy (%)
	Three Months Ended June 30,			Six Months Ended June 30,
	2004	2003	% Variance	2004	2003	% Variance
Embassy Suites Hotels	72.3	69.3	4.3	70.7	68.0	4.1
Holiday Inn-branded hotels	67.9	65.1	4.4	64.7	62.5	3.5
Crowne Plaza hotels	65.4	59.5	9.9	63.2	57.3	10.3
Doubletree-branded hotels	70.1	68.9	1.7	69.4	66.4	4.4
Sheraton-branded hotels	66.0	60.3	9.5	65.0	59.6	9.1
Other hotels	63.0	58.1	8.5	62.1	57.5	8.1
Total hotels	68.6	65.0	5.5	66.5	63.2	5.3

	ADR ($)
	Three Months Ended June 30,			Six Months Ended June 30,
	2004	2003	% Variance	2004	2003	% Variance
Embassy Suites Hotels	117.60	115.67	1.7	118.43	117.64	0.7
Holiday Inn-branded hotels	80.50	78.98	1.9	79.60	78.79	1.0
Crowne Plaza hotels	93.95	93.69	0.3	90.87	92.77	(2.0)
Doubletree-branded hotels	105.10	102.83	2.2	104.45	103.40	1.0
Sheraton-branded hotels	96.82	94.26	2.7	97.19	96.30	0.9
Other hotels	82.53	80.30	2.8	82.83	81.90	1.1
Total hotels	97.78	96.17	1.7	97.62	97.13	0.5

	RevPAR ($)
	Three Months Ended June 30,			Six Months Ended June 30,
	2004	2003	% Variance	2004	2003	% Variance
Embassy Suites Hotels	84.99	80.15	6.0	83.78	79.96	4.8
Holiday Inn-branded hotels	54.69	51.38	6.4	51.48	49.21	4.6
Crowne Plaza hotels	61.42	55.72	10.2	57.43	53.17	8.0
Doubletree-branded hotels	73.65	70.85	4.0	72.44	68.68	5.5
Sheraton-branded hotels	63.89	56.82	12.4	63.22	57.40	10.1
Other hotels	52.03	46.67	11.5	51.44	47.07	9.3
Total hotels	67.04	62.47	7.3	64.96	61.38	5.8

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Six Months Ended June 30, 2004

Detailed Operating Statistics for FelCor’s Top Markets
(153 consolidated hotels included in continuing operations, same store basis)

	Occupancy (%)
	Three Months Ended June 30,			Six Months Ended June 30,
	2004	2003	% Variance	2004	2003	% Variance
Atlanta	66.9	63.7	5.0	66.9	65.0	2.8
Dallas	55.1	49.7	10.8	55.4	49.9	11.0
San Francisco Bay Area	67.5	64.5	4.7	64.6	62.7	3.1
Los Angeles Area	69.1	71.0	(2.6)	69.6	70.9	(1.7)
Boca Raton/Ft. Lauderdale	77.0	72.1	6.9	82.0	77.5	5.9
Orlando	79.3	74.4	6.6	77.6	70.1	10.8
Chicago	76.4	72.4	5.5	69.3	65.4	6.0
New Orleans	75.5	73.0	3.5	70.8	67.6	4.8
San Diego	83.3	76.9	8.3	84.8	77.5	9.5
Minneapolis	69.4	64.1	8.2	66.0	61.9	6.7
Houston	69.4	65.6	5.8	70.7	65.4	8.0
Phoenix	67.1	67.3	(0.3)	73.3	73.6	(0.4)
Philadelphia	72.8	67.0	8.7	64.5	59.8	7.8

	ADR ($)
	Three Months Ended June 30,			Six Months Ended June 30,
	2004	2003	% Variance	2004	2003	% Variance
Atlanta	86.23	84.00	2.7	87.38	86.73	0.8
Dallas	84.12	83.36	0.9	84.05	85.30	(1.5)
San Francisco Bay Area	114.24	113.08	1.0	111.28	112.65	(1.2)
Los Angeles Area	111.17	101.87	9.1	109.28	101.66	7.5
Boca Raton/Ft. Lauderdale	107.17	107.19	0.0	124.07	125.84	(1.4)
Orlando	75.20	73.96	1.7	79.41	78.40	1.3
Chicago	108.45	113.98	(4.8)	102.09	108.36	(5.8)
New Orleans	144.35	130.99	10.2	145.94	142.51	2.4
San Diego	124.69	115.84	7.6	119.72	118.99	0.6
Minneapolis	123.37	123.53	(0.1)	121.97	121.77	0.2
Houston	68.61	71.49	(4.0)	71.76	71.96	(0.3)
Phoenix	94.36	88.72	6.4	112.19	105.22	6.6
Philadelphia	110.20	109.51	0.6	104.08	105.12	(1.0)

	RevPAR ($)
	Three Months Ended June 30,			Six Months Ended June 30,
	2004	2003	% Variance	2004	2003	% Variance
Atlanta	57.70	53.52	7.8	58.42	56.40	3.6
Dallas	46.35	41.46	11.8	46.56	42.56	9.4
San Francisco Bay Area	77.10	72.90	5.8	71.91	70.59	1.9
Los Angeles Area	76.83	72.28	6.3	76.10	72.04	5.6
Boca Raton/Ft. Lauderdale	82.54	77.24	6.9	101.72	97.47	4.4
Orlando	59.65	55.01	8.4	61.64	54.94	12.2
Chicago	82.91	82.57	0.4	70.77	70.89	(0.2)
New Orleans	109.04	95.61	14.1	103.39	96.36	7.3
San Diego	103.87	89.14	16.5	101.58	92.19	10.2
Minneapolis	85.62	79.21	8.1	80.52	75.34	6.9
Houston	47.60	46.87	1.6	50.72	47.07	7.7
Phoenix	63.29	59.68	6.0	82.26	77.43	6.2
Philadelphia	80.25	73.36	9.4	67.13	62.91	6.7

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Six Months Ended June 30, 2004

Other Performance Statistics
(Consolidated hotels in continuing operations, for period presented)

Variance to Prior Year

	Occupancy	ADR	RevPAR
	% Variance	% Variance	% Variance
2002:
First Quarter	(10.3)	(8.1)	(17.6)
Second Quarter	(4.7)	(6.4)	(10.9)
Third Quarter	2.5	(4.6)	(2.2)
Fourth Quarter	4.9	(1.4)	3.4
Year 2002	(2.3)	(5.6)	(7.8)

2003:
First Quarter	(0.8)	(4.2)	(4.9)
Second Quarter	(2.8)	(4.7)	(7.4)
Third Quarter	0.8	(2.9)	(2.1)
Fourth Quarter	0.9	(2.3)	(1.4)
Year 2003	(0.5)	(3.6)	(4.1)

2004:
January	3.6	(1.3)	2.3
February	2.6	(1.3)	1.3
March	8.3	0.1	8.5
First Quarter 2004	5.1	(0.7)	4.3
April	8.0	(0.1)	7.9
May	5.0	1.5	6.6
June	3.8	3.5	7.4
Second Quarter 2004	5.5	1.7	7.3
July (through July 27, 2004)	2.6	2.2	4.9

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Six Months Ended June 30, 2004

Hotel Portfolio Information

Pro Rata Share of Rooms Owned

		Room Count at
	Hotels	June 30, 2004
Consolidated hotels in continuing operations	153	42,730
Unconsolidated hotel operations	5	761

Total hotels in continuing operations	158	43,491

50% and 51% joint ventures	28	(3,046)
60% joint ventures	2	(390)
90% joint ventures	6	(148)
97% joint venture	1	(10)

Total joint venture owned rooms		(3,594)

Pro rata share of rooms owned		39,897

Capital Expenditures (dollars in thousands)

	Three Months Ended	Six Months Ended	Year Ended
	June 30, 2004	June 30, 2004	December 31, 2003
Consolidated hotels:
Improvements and additions to hotels	$21,709	$34,006	$64,045
% of total revenue	6.6%	5.4%	5.3%
Unconsolidated hotels (pro rata share):
Improvements and additions to hotels	$1,176	$2,147	$4,291
% of total revenue	5.9%	5.7%	6.0%

     Our pro rata share of capital expenditures as of June 30, 2004, incurred by our joint venture for the construction of a residential condominium project, was $41.2 million. The funds for this project are funded by recourse secured debt.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Six Months Ended June 30, 2004

Hotel Portfolio Information

Non-Strategic Hotels

     At June 30, 2004, we included in continuing operations 26 hotels identified as non-strategic. The composition, by brand, of the 26 non-strategic hotels is as follows: Holiday Inn-branded (15), Crowne Plaza (3), other brands (7) and one independent hotel. These hotels are expected to be sold within the next 12 to 36 months depending on the individual hotel, market conditions, and other factors.

Operating statistics for our consolidated portfolio of 153 hotels included in continuing operations:

	Three Months Ended June 30,			Six Months Ended June 30,
	2004	2003	% Variance	2004	2003	% Variance
Consolidated in Continuing Operations (153 hotels)
Occupancy (%)	68.6	65.0	5.5	66.5	63.2	5.3
ADR ($)	97.78	96.17	1.7	97.62	97.13	0.5
RevPAR ($)	67.04	62.47	7.3	64.96	61.38	5.8
Non-Strategic Hotels (26 hotels)
Occupancy (%)	63.2	57.7	9.4	60.6	54.6	11.0
ADR ($)	70.74	71.13	(0.5)	71.24	72.21	(1.3)
RevPAR ($)	44.68	41.06	8.8	43.16	39.43	9.5
Core Hotels (127 hotels)
Occupancy (%)	69.6	66.4	4.9	67.7	64.9	4.4
ADR ($)	102.58	100.43	2.1	102.24	101.24	1.0
RevPAR ($)	71.42	66.67	7.1	69.23	65.68	5.4

For the six months ended June 30, 2004, the operating margins for the Core Hotels were 31.2%, while the operating margins for the Non-Strategic Hotels were 21.2%.

Portfolio Changes in 2004

Acquisitions:

•	In March 2004, we purchased the 132-room Santa Monica Holiday Inn for $27 million. This hotel has a premier location across from the Santa Monica Pier and the Santa Monica beaches and will continue to be operated as a full service upscale hotel because of the high room rates charged in this market.

Dispositions:

•	During the three months ended March 31, 2004, we sold four hotels (Crowne Plaza hotels in Houston, TX and Jackson, MS, a Hampton hotel in Omaha, NE, and a Holiday Inn in Plano, TX) for aggregate proceeds of approximately $30 million.

•	In April 2004, we sold three hotels (a Holiday Inn in St. Louis, MO, and two hotels in Odessa, TX) for aggregate proceeds of approximately $13 million.

•	On June 30, 2004, we transferred our leasehold interest in the San Francisco Holiday Inn Select Downtown & Spa to the lessor as part of the settlement of a dispute with the lessor.

•	In July 2004 we sold one hotel (a Holiday Inn in Beaumont, TX) for proceeds of $3 million.

Portfolio Changes in 2003

Dispositions:

•	Through December 31, 2003, we sold or otherwise disposed of 16 non-strategic hotels. Disposition proceeds from the 16 non-strategic hotels and two parking garages sold during 2003 totaled approximately $125 million.

Conversions:

•	In March, we converted an independent, all-suite hotel in Dallas to a Staybridge Suites hotel.

•	In April, we completed the conversion of the 385-room Hilton Myrtle Beach Resort, following a $15 million renovation of the former Wyndham-affiliated property.

Other:

•	In June 2003, we began consolidating the operations of eight hotels that had previously been accounted for by the equity method.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Six Months Ended June 30, 2004

Hotel Portfolio Listing

	State	Rooms	% Owned(a)	Brand
Consolidated Continuing Operations
Birmingham	AL	242		Embassy Suites
Montgomery – East I-85	AL	210		Holiday Inn
Phoenix – Biltmore	AZ	232		Embassy Suites
Phoenix Crescent Hotel	AZ	342		Sheraton
Phoenix Scottsdale/Downtown	AZ	218	51%	Fairfield Inn
Phoenix Tempe	AZ	224		Embassy Suites
Dana Point – Doheny Beach	CA	195		Doubletree Guest Suites
Irvine – Orange County Airport (Newport Beach)	CA	335		Crowne Plaza
Los Angeles – Anaheim (Located near Disneyland Park)	CA	222		Embassy Suites
Los Angeles – Covina/I-10	CA	259	50%	Embassy Suites
Los Angeles – El Segundo – International Airport – South	CA	349	97%	Embassy Suites
Milpitas – Silicon Valley	CA	266		Embassy Suites
Milpitas – San Jose-North (Milpitas – Silicon Valley)	CA	305		Crowne Plaza
Napa	CA	205		Embassy Suites
Oxnard – Mandalay Beach Resort & Conference Center	CA	248		Embassy Suites
Palm Desert – Palm Desert Resort	CA	198		Embassy Suites
Pleasanton (San Ramon Area)	CA	244		Crowne Plaza
San Diego – On the Bay	CA	600		Holiday Inn
San Francisco – Burlingame Airport	CA	340		Embassy Suites
San Francisco – South San Francisco Airport	CA	312		Embassy Suites
San Francisco – Fisherman’s Wharf	CA	585		Holiday Inn
San Francisco – Union Square	CA	403		Crowne Plaza
San Rafael – Marin County/Conference Center	CA	235	50%	Embassy Suites
Santa Barbara – Goleta	CA	160		Holiday Inn
Santa Monica – Beach at the Pier	CA	132		Holiday Inn
Avon – Beaver Creek Lodge	CO	72		Independent
Denver – Aurora	CO	248	90%	Doubletree
Hartford – Downtown(b)	CT	350		Crowne Plaza
Stamford	CT	380		Holiday Inn Select
Wilmington	DE	244	90%	Doubletree
Boca Raton	FL	263		Embassy Suites
Cocoa Beach – Oceanfront	FL	500		Holiday Inn
Deerfield Beach – Boca Raton/Deerfield Beach Resort	FL	244		Embassy Suites
Ft. Lauderdale – 17th Street	FL	358		Embassy Suites
Ft. Lauderdale – Cypress Creek	FL	253		Sheraton Suites
Jacksonville – Baymeadows	FL	277		Embassy Suites
Miami – International Airport	FL	316		Embassy Suites

(a)	100% of real estate interests are owned by FelCor unless otherwise noted.

(b)	This hotel is actively being marketed for sale.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Six Months Ended June 30, 2004

Hotel Portfolio Listing

	State	Rooms	% Owned(a)	Brand
Miami – International Airport (LeJeune Center)	FL	304		Crowne Plaza
Orlando – International Airport	FL	288		Holiday Inn Select
Orlando – International Drive – Resort	FL	651		Holiday Inn
Orlando – International Drive South/Convention Center	FL	244		Embassy Suites
Orlando– Nikki Bird (Maingate – Walt Disney World Area)(b)	FL	530		Holiday Inn
Orlando– (North)	FL	277		Embassy Suites
Orlando – Walt Disney World Resort	FL	229		Doubletree Guest Suites
Tampa – Busch Gardens(b)	FL	406		Holiday Inn
Tampa– On Tampa Bay	FL	203		Doubletree Guest Suites
Atlanta – Airport	GA	378		Crowne Plaza
Atlanta – Airport	GA	233		Embassy Suites
Atlanta – Airport-North	GA	493		Holiday Inn
Atlanta – Buckhead	GA	317		Embassy Suites
Atlanta – Downtown	GA	211	51%	Courtyard by Marriott
Atlanta – Downtown	GA	242	51%	Fairfield Inn
Atlanta – Galleria	GA	278		Sheraton Suites
Atlanta – Gateway – Atlanta Airport	GA	395		Sheraton
Atlanta – Perimeter – Dunwoody	GA	250		Holiday Inn Select
Atlanta – Perimeter Center	GA	241	50%	Embassy Suites
Atlanta – Powers Ferry	GA	296		Crowne Plaza
Atlanta – South (I-75 & US 41)	GA	180		Holiday Inn
Brunswick	GA	130		Embassy Suites
Columbus – North (I-185 at Peachtree Mall)(b)	GA	224		Holiday Inn
Davenport(b)	IA	279		Holiday Inn
Chicago – The Allerton	IL	443		Crowne Plaza
Chicago – Lombard/Oak Brook	IL	262	50%	Embassy Suites
Chicago – Northshore/Deerfield (Northbrook)	IL	237		Embassy Suites
Chicago O’Hare Airport	IL	297		Sheraton Suites
Moline – Airport(b)	IL	216		Holiday Inn
Moline – Airport Area(b)	IL	110		Holiday Inn Express
Indianapolis – North	IN	221	50%	Embassy Suites
Kansas City – Overland Park	KS	199	50%	Embassy Suites
Lexington	KY	155		Sheraton Suites
Lexington – Lexington Green	KY	174		Hilton Suites
Baton Rouge	LA	223		Embassy Suites
New Orleans	LA	372		Embassy Suites
New Orleans – French Quarter	LA	374		Holiday Inn
Boston – Government Center	MA	303		Holiday Inn Select
Boston – Marlborough	MA	229		Embassy Suites
Baltimore – BWI Airport	MD	251	90%	Embassy Suites
Troy – North (Auburn Hills)	MI	251	90%	Embassy Suites
Bloomington	MN	219		Embassy Suites
Minneapolis – Airport	MN	310		Embassy Suites
Minneapolis – Downtown(b)	MN	216		Embassy Suites

(a)	100% of real estate interests are owned by FelCor unless otherwise noted.

(b)	This hotel is actively being marketed for sale.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Six Months Ended June 30, 2004

Hotel Portfolio Listing

	State	Rooms	% Owned(a)	Brand
St. Paul – Downtown	MN	210		Embassy Suites
Kansas City – NE I-435 North (At Worlds of Fun)	MO	165		Holiday Inn
Kansas City – Plaza	MO	266	50%	Embassy Suites
St. Louis – Downtown	MO	297		Embassy Suites
Jackson – North(b)	MS	222		Holiday Inn & Suites
Olive Branch Whispering Woods Hotel and Conference Center	MS	181		Independent
Charlotte	NC	274	50%	Embassy Suites
Charlotte SouthPark	NC	208		Doubletree Guest Suites
Raleigh	NC	203		Doubletree Guest Suites
Raleigh – Crabtree	NC	225	50%	Embassy Suites
Omaha(b)	NE	107		Homewood Suites
Omaha – Central(b)	NE	187		Doubletree Guest Suites
Omaha – Central(b)	NE	129		Hampton Inn
Omaha – Central (I-80) (b)	NE	383		Holiday Inn
Omaha – Old Mill	NE	223		Crowne Plaza
Parsippany	NJ	274	50%	Embassy Suites
Piscataway – Somerset	NJ	224		Embassy Suites
Secaucus – Meadowlands(b)	NJ	304		Crowne Plaza
Secaucus – Meadowlands	NJ	261	50%	Embassy Suites
Albuquerque – Mountain View (at I-40 & I-25)(b)	NM	360		Holiday Inn
Cleveland – Downtown(b)	OH	268		Embassy Suites
Tulsa – I-44	OK	244		Embassy Suites
Philadelphia – Center City	PA	445		Crowne Plaza
Philadelphia – Historic District	PA	364		Holiday Inn
Philadelphia – Society Hill	PA	365		Sheraton
Pittsburgh – At University Center (Oakland)	PA	251		Holiday Inn Select
Charleston – Mills House (Historic Downtown)	SC	214		Holiday Inn
Myrtle Beach – At Kingston Plantation	SC	255		Embassy Suites
Myrtle Beach Resort	SC	385		Hilton
Knoxville – Central At Papermill Road	TN	240		Holiday Inn
Nashville – Airport/Opryland Area	TN	296		Embassy Suites
Nashville – Opryland/Airport (Briley Parkway)	TN	382		Holiday Inn Select
Amarillo – I-40(b)	TX	248		Holiday Inn
Austin	TX	189	90%	Doubletree Guest Suites
Austin – North	TX	260	50%	Embassy Suites
Austin – Town Lake (Downtown Area)	TX	320		Holiday Inn
Beaumont – I-10 (Midtown)(c)	TX	190		Holiday Inn
Corpus Christi	TX	150		Embassy Suites
Dallas	TX	295		Crowne Plaza Suites
Dallas – At Campbell Centre(b)	TX	300	90%	Doubletree
Dallas – Dallas Park Central	TX	114		Staybridge Suites
Dallas – DFW International Airport-North(b)	TX	506		Harvey Hotel
Dallas – DFW International Airport-North	TX	164		Harvey Suites
Dallas – DFW International Airport-South	TX	305		Embassy Suites

(a)	100% of real estate interests are owned by FelCor unless otherwise noted.

(b)	This hotel is actively being marketed for sale.

(c)	This hotel was sold in July 2004.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Six Months Ended June 30, 2004

Hotel Portfolio Listing

	State	Rooms	% Owned(a)	Brand
Dallas – Love Field	TX	248		Embassy Suites
Dallas – Market Center	TX	354		Crowne Plaza
Dallas – Market Center	TX	244		Embassy Suites
Dallas – North Dallas Addison (Near the Galleria)(b)	TX	429		Crowne Plaza
Dallas – Park Central	TX	438	60%	Sheraton
Dallas – Park Central	TX	536	60%	Westin
Dallas – Park Central Area	TX	279		Embassy Suites
Dallas – Regal Row	TX	203	51%	Fairfield Inn
Dallas – West End/Convention Center	TX	309		Hampton Inn
Houston – Greenway Plaza Area	TX	355		Holiday Inn Select
Houston – I-10 East	TX	160	51%	Fairfield Inn
Houston – I-10 East	TX	90	51%	Hampton Inn
Houston – I-10 West & Hwy. 6 (Park 10 Area)	TX	349		Holiday Inn Select
Houston – Intercontinental Airport	TX	415		Holiday Inn
Houston – Medical Center	TX	284		Holiday Inn & Suites
Houston – Near the Galleria	TX	209	51%	Courtyard by Marriott
Houston – Near the Galleria	TX	107	51%	Fairfield Inn
Midland – Country Villa(b)	TX	250		Holiday Inn
San Antonio – Downtown (Market Square)	TX	315		Holiday Inn
San Antonio – International Airport	TX	261	50%	Embassy Suites
San Antonio – International Airport	TX	397		Holiday Inn Select
San Antonio – N.W. I-10	TX	216	50%	Embassy Suites
Waco – I-35(b)	TX	170		Holiday Inn
Salt Lake City – Airport(b)	UT	191		Holiday Inn
Burlington Hotel & Conference Center	VT	309		Sheraton
Vienna – At Tysons Corner	VA	437	50%	Sheraton
Canada
Toronto – Airport	Ontario	445		Holiday Inn Select
Toronto – Yorkdale	Ontario	370		Holiday Inn
Hotel Included in Discontinued Operations
Omaha – Southwest(b)	NE	78		Holiday Inn Express & Suites
Unconsolidated Operations
Hays	KS	114	50%	Hampton Inn
Hays	KS	191	50%	Holiday Inn
Salina	KS	192	50%	Holiday Inn
Salina – I-70	KS	93	50%	Holiday Inn Express & Suites
New Orleans – Chateau LeMoyne (In French Quarter/Historic Area)	LA	171	50%	Holiday Inn

(a)	100% of real estate interests are owned by FelCor unless otherwise noted.

(b)	This hotel is actively being marketed for sale.